UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2016

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to ASV Loan Facilities

As previously disclosed, on October 29, 2014, in connection with the A.S.V., LLC (“ASV”) joint venture arrangement entered into between Manitex International, Inc. (the “Company”) and Terex Corporation, ASV entered into two separate loan facilities, one (the “JPM Facility”) with JPMorgan Chase Bank, N.A., and the other (the “Garrison Facility”) with Garrison Loan Agency Services LLC. On March 15, 2016, ASV entered into amendments to both the JPM Facility and the Garrison Facility.

The principal modifications resulting from the amendment to the JPM Facility (the “JPM Amendment”) is the addition of a requirement that the Company report, within 20 days of the end of each calendar month, a report of sales for such calendar month, which report shall include certain specified revenue and sales figures as well as a narrative description of sector market forces and business drivers of ASV’s revenue for such period.

The principal modifications resulting from the amendment to the Garrison Facility (the “Garrison Amendment”) are as follows:

•	An increase in the Applicable Margin (as defined in the Garrison Facility) from 9.50% or 9.00% (depending on the Leverage Ratio, as defined in the Garrison Facility) to 11.00% or 10.50%;

•	A reduction in the minimum Base Rate (as defined in the Garrison Facility) from 2% to 1%;

•	A reduction in the minimum LIBO Rate (as defined in the Garrison Facility) from 1% to 0%; and

•

The addition of a requirement that the Company report, within 20 days of the end of each calendar month, a report of sales for such calendar month, which report shall include certain specified revenue and sales figures as well as a narrative description of sector market forces and business drivers of ASV’s revenue for such period.

The foregoing descriptions of the JPM Amendment and the Garrison Amendment are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/S/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and CFO

Date: March 17, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2, dated March 15, 2016, to Credit Agreement, dated as of December 19, 2014 among ASV, the Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase bank, N.A., as Administrative Agent.

10.2	First Amendment, dated March 15, 2016, to Credit Agreement, dated as of December 19, 2014 among ASV, the Loan Parties party thereto and Garrison Loan Agency Services LLC, as Administrative Agent